Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
Note Seventeen
Commitments and Contingent Liabilities

The Company has entered into agreements with certain of its customers to extend credit or provide a conditional commitment to provide payment on drafts presented in accordance with the terms of the underlying credit documents. The Company also provides overdraft protection to certain demand deposit customers that represent an unfunded commitment.  Overdraft protection commitments, which are included with other commitments below, are uncollateralized and are paid at the Company's discretion.  Conditional commitments generally include standby and commercial letters of credit. Standby letters of credit represent an obligation of the Company to a designated third party contingent upon the failure of a customer of the Company to perform under the terms of the underlying contract between the customer and the third party. Commercial letters of credit are issued specifically to facilitate trade or commerce. Under the terms of a commercial letter of credit, drafts will be drawn when the underlying transaction is consummated, as intended, between the customer and a third party. The funded portion of these financial instruments is reflected in the Company's balance sheet, while the unfunded portion of these commitments is not reflected in the balance sheet.  The table below presents a summary of the contractual obligations of the Company resulting from significant commitments:

(in thousands)	2011	2010

Commitments to extend credit:
Home equity lines	$143,856	$141,162
Commercial real estate	29,995	29,916
Other commitments	185,602	180,248
Standby letters of credit	20,110	19,864
Commercial letters of credit	412	1,096

Loan commitments, standby letters of credit and commercial letters of credit have credit risks essentially the same as that involved in extending loans to customers and are subject to the Company's standard credit policies. Collateral is obtained based on management's credit assessment of the customer. Management does not anticipate any material losses as a result of these commitments.

City National is currently in a civil action pending in the Circuit Court of Kanawha County, West Virginia.  This putative class action asserts that the plaintiffs, and others similarly situated, were wrongfully assessed overdraft fees in connection with City National Bank accounts.  The plaintiffs allege that City National Bank's policy of posting debit and check transactions from high to low order was in violation of the West Virginia Consumer Credit and Protection Act, constituted a breach of the implied covenant of good faith and created an unjust enrichment to City National Bank.

On August 5, 2011, City National Bank and the plaintiffs' attorneys submitted a Preliminary Motion to Approve Settlement to the Kanawha County Circuit Court.  The motion asked the Court to approve a settlement in which the Company will pay the eligible members of the class a total of $3.0 million and would forgive and release $2.5 million in account balances of accounts of former customers who are no longer customers of the bank, but left overdrawn accounts.  The parties have since agreed to revise the Preliminary Motion to Approve Settlement and now City National Bank will pay the eligible members of the class a total of $3.4 million and will forgive and release $3.5 million in account balances of accounts of former customers who are no longer customers of the bank, but left overdrawn accounts.  The Company has accrued for this probable loss as of December 31, 2011.

In addition, the Company and City National are involved in various legal actions arising in the ordinary course of business. There can be no assurance that the ultimate resolution of the current actions will not materially impact the financial statements or that no material actions will be presented in the future.